UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2023

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 7, 2023, AMVAC Chemical Corporation (“AMVAC”), principal operating subsidiary of American Vanguard Corporation (“Registrant”), as borrower, and affiliates (including Registrant), as guarantors and/or borrowers, entered into Amendment Number Six to the Third Amended and Restated Loan and Security Agreement (the “Amendment”) with a group of commercial lenders led by BMO Bank NA (successor to the Bank of the West), as Lead Arranger and Book Runner. Under the terms of the Amendment, the two financial covenants (the Maximum Total Leverage Ratio or “MTLR” and Fixed Charge Covenant Ratio or “FCCR”) were modified. Specifically, with respect to the MTLR, the existing ratio (which had been 3.5-to-1 through September 30, 2024, and 3.25-to-1 through December 31, 2024, and thereafter), was changed to 5.5-to-1 through September 30, 2023, 4.5-to-1 for the periods ending December 31, 2023 and March 31, 2024, 4.0-to-1 for the period ending June 30, 2024, 3.5-to-1 through September 30, 2024 and returning to 3.25-to-1 from December 31, 2024, and thereafter. In addition, the FCCR (which had been 1.25) was changed to 1.0 for the periods ending September 30, 2023, December 31, 2023, and March 31, 2024, and returning to 1.25 for the period ending June 30, 2024, and thereafter. Further, after the delivery of financial statements and a covenant compliance certificate for the period ending December 31, 2023 (or thereafter), assuming MTLR is less than 2.75, then Borrowers may terminate the covenant modification period (“CMP”) and revert to the terms of the existing Credit Agreement. Further, for the duration of the CMP, the Company is restricted from making share repurchases. Finally, the Applicable Margin (SOFR and Adjusted Base Rate) and Letter of Credit fees increase by 0.50 basis points for each tier of interest during the CMP.

The Amendment is linked hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition

On November 8, 2023, American Vanguard Corporation (“Registrant”) issued a press release announcing both (a) its preliminary, unaudited financial results for the three- and nine-month periods ended September 30, 2023, and (b) its transformation plans. The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment Number Six to the Third Amended and Restated Loan and Security Agreement dated as of November 7, 2023, by and among Registrant and its senior lending group.

Exhibit 99.1	Press release dated November 8, 2023, of Registrant regarding financial results for the three- and nine-month periods ended September 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: November 9, 2023	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary